INVESCO SPECIALTY FUNDS, INC.
                     INVESCO Worldwide Capital Goods Fund

               Supplement to Prospectus dated December 1, 1997


The section of the above Fund's Prospectus entitled "The Funds and Their Management" is amended to (1) delete the seventh paragraph and (2) substitute the following new paragraph in its place:

      Worldwide Capital Goods Fund: John Segner has been the portfolio manager of the Fund since January 1998. Mr. Segner also manages INVESCO Energy Portfolio. Mr. Segner is also a vice president of INVESCO Trust Company. Mr. Segner was previously the managing director and principal with The Mitchell Group, Inc. (1990-1997), manager of marketing development (1988-1990) and manager of financial analysis (1986-1988) with First Tennessee National Corporation, and a financial analyst with Amerada Hess Corporation (1985-1986). Mr. Segner received an M.B.A. in Finance from the University of Texas-Austin and a B.S. in Civil Engineering from the University of Alabama.

The date of this Supplement is January 1, 1998.